SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is November 28, 2017.

For Certain MFS® Funds

Effective immediately, the following sentence is added to the first paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" and to the first paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks":
MFS may also invest the fund's assets in other debt instruments.

1032270              1                                                                                                       MULTI-SUP-I-112817